EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GOLDMAN SACHS MORTGAGE COMPANY,
as Assignor

GS MORTGAGE SECURITIES CORP.,
as Assignee

and

GREENPOINT MORTGAGE FUNDING, INC.
as Servicer

Dated as of

April 1, 2006

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment Agreement”) made this 1st day of April, 2006, among GreenPoint Mortgage Funding, Inc., (the “Servicer”), GS Mortgage Securities Corp., as assignee (the “Assignee”) and Goldman Sachs Mortgage Company, as assignor (the “Assignor”).

WHEREAS, the Assignor and the Servicer have entered into (i) the Servicing Agreement, dated as of November 1, 2005 (the “Servicing Agreement”) and (ii) the Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005 and the related Trade Confirmation dated as of February 27, 2006 (together, the “Sale Agreement”) pursuant to which the Servicer sold certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Servicing Agreement;

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans (the “Mortgage Loans”), which are subject to the provisions of the Servicing Agreement and the Sale Agreement and are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loan Schedule”); and

WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of April 1, 2006 (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, National Association, as securities administrator and master servicer (the “Master Servicer”), JPMorgan Chaase Bank, National Association, as a custodian (a “Custodian) and Deutsche Bank National Trust Company, as a custodian (a “Custodian”), the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee’s rights under the Servicing Agreement and Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Assignment and Assumption.  (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans, the Servicing Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s obligations under the Servicing Agreement and Sale Agreement, to the extent relating to the Mortgage Loans, from and after April 28, 2006, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement and Sale Agreement from and after April 28, 2006, to the extent relating to the Mortgage Loans.

(b)

The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the respective dates of the Servicing Agreement and Sale Agreement.

(c)

The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2.

Modification of the Servicing Agreement.  Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Servicing Agreement as follows:

(a)

a new defined term “Annual Independent Public Accountant’s Servicing Report” will be added to Article I after the term “Ancillary Income” as follows:

“Annual Independent Public Accountant’s Servicing Report:  The statement provided by a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans similar in nature and that such firm is of the opinion that the provisions of this or similar agreements have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.”

(b)

a new defined term “Annual Statement of Compliance” will be added to Article I after the term “Annual Independent Public Accountant’s Servicing Report” as follows:

“Annual Statement of Compliance:  A report prepared by a responsible officer of the Servicer detailing any exceptions to the Servicer’s fulfillment of its obligations under this Agreement.”

(c)

The definition of “Business Day” shall be amended by adding the words “Maryland, Minnesota,” before the words “New York.”

(d)

The definition of “Remittance Date” in Article I of the shall be amended by deleting the definition in its entirety and replacing it with the following:

“With respect to each Mortgage Loan:  the eighteenth (18th) day of any month, beginning with the eighteenth (18th) day of the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business Day, the immediately preceding Business Day.”

(e)

Section 5.4(a) shall be amended by replacing the words “March 15” with the words “February 28 (provided that if, February 28 is not a Business Day the immediately preceding Business Day).”

(f)

Section 5.4(b) shall be amended by replacing the words “March 15” with the words “February 28 (provided that if, February 28 is not a Business Day the immediately preceding Business Day).”

(g)

Section 5.5 shall be amended by replacing the words “March 15” with the words “February 28 (provided that if, February 28 is not a Business Day the immediately preceding Business Day).”

(h)

Section 6.1 shall be amended by deleting the first paragraph of Section 6.1 and replacing it with the following:

“Subject to Section 6.3, the Servicer agrees to indemnify and hold harmless the Owner or Master Servicer, as applicable, against any and all Losses that the Owner or Master Servicer may sustain in any way related to the failure of such Servicer to service the Mortgage Loans in compliance with the terms of this Agreement; provided, however, the Servicer shall not be liable hereunder (a) to the extent such Losses directly result from the Custodian's negligent action, negligent failure to act, bad faith, willful misconduct or breach under the Custodial Agreement, dated as of April 1, 2005, among the Owner and the Custodian, (b) with respect to any action or inaction in accordance with the direction or consent of the Owner or (c) resulting from the Owner's failure to respond to a request by the Servicer for direction or consent in accordance with Section 3.1(c) hereof.  The Servicer shall immediately notify the Owner and the Master Servicer, if a claim is made by a third party with respect to this Agreement or the Mortgage Loans.  The Servicer shall assume (with the written notification to the Owner or Master Servicer, as applicable) the defense of any such claim and pay all reasonable expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Owner or the Master Servicer, subject to limitation pursuant to this Section 6.1, in respect of such claim.  The Servicer shall follow any written instructions received from the Owner or the Master Servicer, as applicable, in connection with any such claim and the Owner or the Master Servicer, as applicable, shall promptly reimburse the Servicer for all amounts reasonably advanced by it pursuant to the preceding sentence, except when the claim (a) is related to the Servicer’s obligations to indemnify the Owner or Master Servicer pursuant hereto, (b)  results from the failure of the Servicer to service the Mortgage Loans in compliance with the terms of this Agreement or (c) results from the Servicer's willful misconduct, bad faith or negligence in performing its duties under this Agreement.”

(i)

Section 7.1 shall be amended as follows:

(i)

Subsection (ii) of Section 7.1 shall be deleted in its entirety and replaced with the following:

“failure by the Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of the Servicer set forth in this Agreement (other than those listed in subsection (i) and subsection (x) of this Section 7.1) which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner or by the Custodian; or”.

(ii)

A new subsection (x) shall be added immediately following subsection (ix) which shall be as follows:

“failure by the Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of the Servicer set forth in Sections 5.4, 10.4 and 10.5 of this Agreement which continues unremedied for a period of 15 calendar days.”

(iii)

The words “30 days” in Subsections (ii) and (iii) of Section 7.1 shall be deleted and replaced with the words “thirty calendar days.”

(j)

Section 8.2(a) shall be amended by deleting the words “30 days’” from the first sentence of the first paragraph thereof.

(k)

A new Section 9.15 shall be added to the agreement to read as follows:

“Third Party Beneficiary.  The Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.”

(l)

Exhibit E shall be deleted in its entirety and be replaced with a new “Exhibit E” which shall be as set forth in Exhibit 4 attached to this Assignment, Assumption and Recognition Agreement.

3.

Accuracy of Servicing Agreement.  The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) attached hereto as Exhibit 3 is a true, accurate and complete copy of the Sale Agreement, (iii) each of the Servicing Agreement and Sale Agreement is in full force and effect as of the date hereof, (iv) except as provided in Section 2 above, each of the Servicing Agreement and Sale Agreement has not been amended or modified in any respect and (v) no notice of termination has been given to the Servicer under the Servicing Agreement or Sale Agreement.  The Servicer, in its capacity as seller and/or servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in Section 2.1 of the Servicing Agreement are true and correct as of the Closing Date (as such term is defined in the Servicing Agreement).

4.

Recognition of Assignee.  From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference.  It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

5.

Representations and Warranties of the Assignee.  The Assignee hereby represents and warrants to the Assignor as follows:

(a)

Decision to Purchase.  The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement, Sale Agreement or this Assignment Agreement.

(b)

Authority.  The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement and Sale Agreement.

(c)

Enforceability.  The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

6.

Representations and Warranties of the Assignor.  The Assignor hereby represents and warrants to the Assignee as follows:

(a)

Organization.  The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement , the Sale Agreement and this Assignment Agreement.

(b)

Enforceability.  This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c)

No Consent.  The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d)

Authorization; No Breach.  The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e)

Actions; Proceedings.  There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f)

Prior Assignments; Pledges.  Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g)

Releases.  The Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.  The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

(h)

Compliance with Applicable Laws.  Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to the Mortgage Loans have been complied with.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Properties and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

(i)

No Transferred Mortgage Loan is a “High Cost Loan” or “Covered Loan,” as applicable, as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary.  In addition, no Transferred Mortgage Loan is a “high-cost,” “high-cost home,” “covered,”  “high-risk home,” or “predatory” loan under any applicable federal, state or local predatory or abusive lending law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees)

(j)

 Bring Down.  With respect to the Sale Agreement, nothing has occurred or failed to occur from and after the closing date set forth in such Sale Agreement to April 28, 2006 that would cause any of the representations and warranties relating to the applicable Mortgage Loans set forth in Section 3.02 of the Sale Agreement to be incorrect in any material respects as of the date hereof as if made on the date hereof.

It is understood and agreed that the representations and warranties set forth in this Section 6 shall survive delivery of the respective mortgage loan documents to the custodians and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment.  Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery.  It is understood and agreed that the obligations of the Assignor set forth in Section 7 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 6.  It is further understood and agreed that, except as specifically set forth in this Section 6, the Assignor shall be deemed not to have made the representations and warranties in this Section 6(j) with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 6(j), by the Servicer in the Sale Agreement (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 6, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

7.

Repurchase of Mortgage Loans.  Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Sale Agreement.  Notwithstanding the foregoing, however, if such breach is a Qualification Defect as defined in the Sale Agreement, such cure or repurchase must take place within 75 days of discovery of such Qualification Defect.

In the event of a repurchase of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee’s rights under the Servicing Agreement and Sale Agreement, but only insofar as such Servicing Agreement and Sale Agreement relates to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof or to take notice of any breach or default thereof.

8.

Continuing Effect.  Except as contemplated hereby, the Servicing Agreement and Sale Agreement shall remain in full force and effect in accordance with their respective terms.

9.

Governing Law.

THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

10.

Notices.  Any notices or other communications permitted or required hereunder or under the Servicing Agreement or Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by facsimile and confirmed by a similar mailed writing, to:

(a)

in the case of the Servicer,

GreenPoint Mortgage Funding, Inc.

100 Wood Hollow Drive

Novato, California  94945

Attention:  Susan Davia

Facsimile:  (415) 878-3598

or such other address as may hereafter be furnished by the Servicer;

(b)

in the case of the Assignee,

GS Mortgage Securities Corp.
100 Second Avenue South
Suite 200 North
St. Petersburg, FL  33701
Attention:  Debbie Brown
Telephone:  (727) 825-3800
Facsimile:  (727) 825-3821

With a copy to:

GS Mortgage Securities Corp.
85 Broad Street
New York, New York  10004
Attention: Christina House

or such other address as may hereafter be furnished by the Assignee, and

(c)

in the case of the Assignor,

Goldman Sachs Mortgage Company
85 Broad Street
New York, New York 10004
Attention:  Howard Altarescu
Facsimile:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

11.

Counterparts.  This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

12.

Definitions.  Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

13.

Confidentiality.  Notwithstanding anything to the contrary contained in the Servicing Agreement or this Assignment Agreement the Servicer hereby agrees that the Depositor and its designees may file copies of this Assignment Agreement and the Servicing Agreement with the Securities and Exchange Commission in accordance with Item 1108(c) of Regulation AB.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNOR:

GOLDMAN SACHS MORTGAGE COMPANY

By:

Goldman Sachs Real Estate Funding
Corp., its General Partner

By:  /s/ Mark Weiss
Name:  Mark Weiss
Title:    Managing Director

ASSIGNEE:

GS MORTGAGE SECURITIES CORP.

By:  /s/ Michelle Gill
Name:  Michelle Gill
Title:    Vice President

SERVICER:

GREENPOINT MORTGAGE FUNDING, INC.

By:  /s/ Susan Davia
Name:  Susan Davia
Title:    Vice President

EXHIBIT 1

Mortgage Loan Schedule

EXHIBIT 2

Servicing Agreement

EXHIBIT 3

Sale Agreement

EXHIBIT 4

Exhibit E to Servicing Agreement

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by GreenPoint Mortgage Funding, Inc. [Name of Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.	X
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

GreenPoint Mortgage Funding, Inc.

Date:

_________________________

By:  ________________________________
Name:
Title: